                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        WARWICK VALLEY TELEPHONE COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[WVT COMMUNICATION LOGO]


                                                                    M. Lynn Pike
                                                                       President
                                                                    845 986-2100
                                                                fax 845 986-6699
April 3, 2003                                                    l.pike@wvtc.com



Dear Fellow Shareholder:

Last week you should have received a proxy card and other information regarding our upcoming Annual Meeting of Shareholders, which is scheduled for April 25, 2003. While your proxy may have crossed this letter in the mail, I wanted to be certain that we had your signed proxy for this important meeting.

The proposals outlined in the proxy card to be voted upon at the Annual Meeting are very important to both you and the Company. YOUR BOARD RECOMMENDS A VOTE FOR ALL PROPOSALS.

If you have any questions about the proposals please free to call our proxy solicitor, Morrow & Co., Inc. at 1-800-654-2468 or me at 845-986-2100.

PLEASE VOTE PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING, RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE WE HAVE PROVIDED AS SOON AS POSSIBLE.

I appreciate your consideration and action.

Sincerely,

/s/ M. LYNN PIKE

M. Lynn Pike
President



47 Main Street - PO Box 592 - Warwick, New York 10990-0592